UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[x] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material under §240.14a -12

Rise Gold Corp.

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

RISE GOLD CORP.

Suite 650 – 669 Howe Street

Vancouver, BC V6C 0B4

T: 604.260.4577

NOTICE OF SPECIAL MEETING

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the special meeting (the “Meeting”) of stockholders of Rise Gold Corp. (the “Corporation”) will be held at the offices of the Corporation, Suite 650 – 669 Howe Street, Vancouver, British Columbia, V6C 0B4, on Friday, September 18, 2020, at 10:00 a.m. (Vancouver time) for the following purposes:

1.to increase the authorized capital stock of the Corporation from 40,000,000 shares of common stock with a par value of $0.001 to 400,000,000 shares of common stock with a par value of $0.001; and

2.to transact such further or other business as may properly come before the Meeting and any adjournment or postponement thereof.

The accompanying information circular (the “Information Circular”) provides additional information relating to the matters to be dealt with at the Meeting and is supplemental to, and expressly made a part of, this Notice of Meeting.

The board of directors of the Corporation has fixed August 10, 2020 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof.  Each registered stockholder at the close of business on that date is entitled to such notice and to vote at the Meeting in the circumstances set out in the Information Circular.

If you are a registered stockholder of the Corporation and unable to attend the Meeting in person, please vote by proxy by following the instructions provided in the accompanying form of proxy at least 48 hours (excluding Saturdays, Sundays and holidays recognized in the Province of British Columbia) before the time and date of the Meeting or any adjournment or postponement thereof.

If you are a non-registered stockholder of the Corporation and received this Notice of Meeting and accompanying materials through a broker, a financial institution, a participant, or a trustee or administrator of a self-administered retirement savings plan, retirement income fund, education savings plan or other similar self-administered savings or investment plan registered under the Income Tax Act (Canada), or a nominee of any of the foregoing that holds your securities on your behalf (each, an “Intermediary”), please complete and return the materials in accordance with the instructions provided to you by your Intermediary.

DATED at Vancouver, British Columbia, this ____ day of August 2020.

By Order of the Board of Directors of

RISE GOLD CORP.

Benjamin Mossman
Chief Executive Officer

PLEASE VOTE.  YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE BY PROXY BY FOLLOWING THE INSTRUCTIONS PROVIDED IN THE ACCOMPANYING PROXY.

SCHEDULE 14A INFORMATION

The Schedule 14A Information provided and cross-referenced below has been provided by the Corporation in compliance with requirements of the United States Securities and Exchange Commission (“SEC”).

Except as otherwise indicated, all dollar amounts herein are expressed in U.S. dollars.

Item 1.  Date, Time and Place Information.

See the “Introduction” section in the Information Circular.

The Corporation anticipates that the Information Circular and form of proxy will first be sent or given to stockholders on August ___, 2020.

Item 2.  Revocability of Proxy.

See the “Appointment and Revocation of Proxy” section in the Information Circular.

Item 3.  Dissenters’ Right of Appraisal.

Not applicable.

Item 4.  Persons Making the Solicitation.

See the “Introduction” and “Solicitation of Proxies” sections in the Information Circular.

Item 5.  Interest of Certain Persons in Matters to be Acted Upon.

See the “Interest of Certain Persons in Matters to be Acted Upon” section in the Information Circular.

Item 6.  Voting Securities and Principal Holders Thereof.

See the “Voting Securities and Principal Holders Thereof” section in the Information Circular for the Record Date, the number of shares of common stock outstanding and the number of votes to which each share of common stock is entitled.

The following table sets forth certain information regarding the Corporation’s common stock beneficially owned as of August 10, 2020 for (1) each stockholder known to be the beneficial owner of 5% or more of the Corporation’s outstanding shares of common stock, (2) the Corporation’s Named Executive Officers (as defined herein) and directors, and all current executive officers and directors as a group.  A person is considered to beneficially own any shares over which such person, directly or indirectly, exercises sole or shared voting or investment power, or over which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants or otherwise.  Except as otherwise disclosed in the table below, the address of persons listed below is c/o Rise Gold Corp., Suite 650 – 669 Howe Street, Vancouver, British Columbia V6C 0B4. Unless otherwise indicated in the footnotes, each of the beneficial owners listed has, to the Corporation’s knowledge, sole voting and investment power with respect to the indicated securities.

For the purposes of computing the percentage of outstanding shares of the Corporation’s common stock held by the person named below, any shares that such person has the right to acquire within 60 days of August 10, 2020 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.  The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

In the footnotes to the following table, all dollar amounts are expressed in Canadian dollars unless otherwise indicated.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
5% or Greater Stockholders
Common Stock	Southern Arc Minerals Inc. Suite 650 – 669 Howe Street Vancouver, BC V6C 0B4	5,212,500 (2)	18.04%
Common Stock	Yamana Gold Inc. (3) Royal Bank Plaza, North Tower 200 Bay Street, Suite 2200 Toronto, ON M5J 2J3	4,132,459 (3)	14.86%
Common Stock	EMA GARP FUND, LLP (4) 211 Grove Street Wellesley, Massachusetts 02482	1,560,000 (4)	5.79%
Named Executive Officers, Directors and Nominees for Director; Executive Officers and Directors as a Group
Common Stock	Benjamin W. Mossman (CEO, President and Director)	268,543 (5)	1.01%
Common Stock	Vince Boon (CFO and Treasurer)	40,000 (6)	*
Common Stock	Thomas I. Vehrs (Director)	85,000 (7)	*
Common Stock	John G. Proust (Director)	5,557,500 (8)(9)	19.00%
Common Stock	Murray Flanigan (Director)	40,000 (10)	*
Common Stock	Lawrence Lepard (Director)	2,668,750 (11) (12)	9.77%
Common Stock	Executive officers and directors as a group (6 persons)	8,659,793 (13)	28.53%

*     Less than 1%

(1)Beneficial ownership is presented on a partially diluted basis, based on 26,436,965 shares of common stock issued and outstanding as of the date of this proxy statement. Pursuant to applicable SEC rules, options, warrants or other convertible securities currently exercisable or convertible, or exercisable or convertible within 60 days, are counted as outstanding for computing the percentage of the person holding such options, warrants or other convertible securities, but are not counted as outstanding for computing the percentage of any other person.

(2)Includes 2,750,000 shares of common stock, warrants to purchase 2,000,000 shares of common stock at a price of $1.50 per share until April 18, 2021, warrants to purchase an additional 87,500 shares of common stock at a price of $1.30 per share until October 16, 2020 and warrants to purchase 375,000 shares of common stock at a price of $1.30 per share until November 5, 2020. John G. Proust, a director of the Corporation, is also the Chairman and CEO and a director of Southern Arc Minerals Inc.

(3)Beneficially owned through by Meridian Jerritt Canyon Corp., a wholly owned subsidiary of Yamana Gold Inc. (“Jerritt”). Includes 2,754,973 shares of common stock, warrants to purchase 875,000 shares of common stock at a price of $1.30 per share until October 16, 2020 and warrants to purchase 502,486 shares of common stock at a price of $1.00 per share until March 1, 2021. In connection with Jerritt’s original investment in the Corporation, the Corporation and Jerritt agreed that for so long as Jerritt holds a 5% or greater interest in the Issuer, Jerritt will have: (a) a right to nominate one person to the Corporation’s Board of Directors, and (b) a pre-emptive right to participate in any future proposed equity offering of the Corporation in order to maintain its pro rata equity ownership interest and to increase its equity ownership interest up to 19.9% of the Corporation’s issued and outstanding shares of common stock. In addition, Jerritt was granted a right to nominate two individuals to an advisory committee established by the Corporation. Jerritt has not nominated a representative to serve on the Board of Directors.

(4)Includes 1,063,333 shares of common stock, warrants to purchase 130,000 shares of common stock at a price of $1.50 per share until April 18, 2021, warrants to purchase 50,000 shares of common stock at a price of $1.00 per share until July 3, 2022, warrants to purchase 250,000 shares of common stock at a price of $1.00 per share until August 19, 2022 and warrants to purchase 66,667 shares of common stock at a price of US$1.00 per share until July 31, 2022. EMA GARP GP, LLC is the general partner of the EMA GARP FUND, LLP. Lawrence Lepard, one of Corporation’s directors, is the sole member and manager of EMA GARP GP, LLC. See note (11).

(5)Includes 202,829 shares of common stock, warrants to purchase 10,000 shares of common stock at a price of $1.30 per share until March 1, 2021, warrants to purchase 35,714 shares of common stock at a price of $1.00 per share until July 3, 2022 and warrants to purchase 20,000 shares of common stock at a price of US$1.00 per share until July 31, 2022.

(6)Represents 40,000 stock options, 30,000 of which are exercisable into shares of common stock at a price of $1.20 per share until April 18, 2023 and 10,000 of which are exercisable into shares of common stock at a price of $0.70 per share until August 21, 2024.

(7)Represents 85,000 stock options, 25,000 of which are exercisable into shares of common stock at a price of $1.20 per share until April 18, 2023, 20,000 of which are exercisable into shares of common stock at a price of $1.00 per share until November 29, 2023 and 40,000 of which are exercisable into shares of common stock at a price of $0.70 per share until August 21, 2024.

(8)Includes 345,000 stock options held by John G. Proust, 120,000 of which are exercisable into shares of common stock at a price of $1.20 per share until April 18, 2023, 150,000 of which are exercisable into common stock at a price of $1.00 per share until November 29, 2023 and 75,000 of which are exercisable into shares of common stock at a price of $0.70 per share until August 21, 2024.

(9)Includes 5,212,500 securities owned by Southern Arc Minerals Inc. John G. Proust, a director of the Corporation, is also the Chairman and CEO and a director of Southern Arc Minerals Inc.  See note (2).

(10)Represents 40,000 stock options which are exercisable into shares of common stock at a price of $0.70 per share until August 21, 2024.

(11)Includes 591,875 shares of common stock held directly by Mr. Lepard, 135,000 shares of common stock held indirectly through his children, warrants to purchase 81,875 shares of common stock at a price of $1.20 per share until September 17, 2021, warrants to purchase 200,000 shares of common stock at a price of $1.00 per share until August 19, 2022 and 100,000 stock options which are exercisable into shares of common stock at a price of $0.70 per share until August 21, 2024.

(12)Includes 1,560,000 securities owned by EMA GARP FUND, LP. Mr. Lepard is the sole member and manager of EMA GARP GP, LLC, which is the general partner of EMA GARP FUND, LP. See note (4).

(13)Includes all of the securities referenced in footnotes (5) through (12).

Changes in Control

The Corporation is not aware of any arrangements, including any pledge by any person of its securities, the operation of which may at a subsequent date result in a change in the Corporation’s control.

Item 7.  Directors and Executive Officers.

Not applicable.

Item 8.  Compensation of Directors and Officers.

Not applicable.

Item 9.  Independent Public Accountants.

Not applicable.

Item 10.  Compensation Plans

Not applicable.

Item 11.  Authorization or Issuance of Securities Otherwise than for Exchange.

Increase in Authorized Common Stock

The Board of Directors has determined that it is in the Corporation’s best interest, and in the best interest of the Corporation’s stockholders, to amend the Corporation’s Articles of Incorporation, as previously amended to date (the “Articles of Incorporation”), to increase the total number of authorized shares of the Corporation’s common stock from 40,000,000 shares with a par value of $0.001 per share to 400,000,000 shares with a par value of $0.001, the same number of authorized shares that were available for issuance prior to the recently conducted reverse stock split of the Corporation’s common stock. The terms of the additional shares of common stock to be authorized will be identical to the currently authorized and outstanding shares of common stock.

It is therefore proposed that stockholders approve an amendment to Article 3 of the Articles of Incorporation, which reads as follows (subject to any changes that the Nevada Secretary of State may require):

“Article 3: The number of authorized shares of common stock, par value $0.001 per share, has been increased from 40,000,000 to 400,000,000.”

If stockholders approve this amendment, the increase in authorized shares of common stock will become effective either at the time the Corporation files a certificate of amendment with the Nevada Secretary of State pursuant to Nevada Revised Statutes (“NRS”) 78.385 and 78.390 (the “Certificate of Amendment”) or at a later date and time as specified in the Certificate of Amendment, which date must not be more than 90 days after the date on which the Certificate of Amendment is filed. If the amendment is approved, the Corporation anticipates that it will file the Certificate of Amendment promptly after the meeting date. However, notwithstanding approval of the proposed amendment by the stockholders, the Board may, at any time before the amendment becomes effective, abandon the proposed amendment by resolution, without further action by the stockholders.

Reasons for Increase in Authorized Common Stock

The Corporation included in the proxy circular for its Annual General Meeting held on July 31, 2020 (the ‘AGM”) details of its intention to increase the number of authorized shares of its common stock.  Although the motion was passed by a significant majority of the stockholders who voted at the AGM, the NRS requires that the vote be passed by a “majority of the voting power” of the Corporation, which encompasses all of the issued and outstanding share capital of the Corporation.  As only 39.2% of eligible shares were voted in person or by proxy at the AGM, the Corporation was unable to effect the proposed increase. Therefore, the Corporation is convening a special meeting (the “Meeting”) of its stockholders to submit this proposal for another vote.

As of the Record Date for the Meeting, the Corporation has 26,436,965 shares of common stock outstanding.  In addition, the Corporation has reserved an aggregate of approximately 13,477,000 shares of common stock for future issuance, which includes 1,005,000 shares of common stock reserved for issuance upon the exercise of outstanding options and 12,472,000 shares of common stock reserved for issuance upon the exercise of outstanding warrants. After accounting for the currently issued and outstanding shares, and assuming all shares currently reserved for issuance upon the exercise of options or warrants are issued, approximately 86,035 shares of common stock are available for future issuance at this time. If the proposed amendment to increase the Corporation’s number of authorized shares of common stock is approved, the Corporation will have approximately 360,086,035 shares of common stock available for future issuance.

As with most mineral exploration companies, the Corporation’s sole source of working capital is from sales of its common stock. Additional financing will be required for the Corporation to execute its business plan to explore, obtain permits for, and if warranted, develop its mineral property interests, and additional authorized shares will be needed to raise such financing.

If stockholders approve the proposed increase in authorized shares, the additional authorized shares will also be available for issuance by the Board for various corporate purposes, including, but not limited to, share splits, share dividends, grants under employee benefit plans to attract, retain and motivate employees, advisors and directors, potential strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures, divestitures, and business combinations, as well as other general corporate transactions, although, other than as specified below, we have no present plans to use them in any such regard. Having these additional authorized shares available for future use will allow us to issue such shares without the expense and delay of obtaining stockholder approval, except as may be required by law or the rules of our then current listing exchange or market.

The Corporation has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares that will result from the proposed increase in authorized common stock other than as discussed below.

The Corporation has committed to replace a total of 1,097,298 incentive stock options (the “Cancelled Options”) that were voluntarily surrendered to the Corporation for cancellation by the Corporation’s President, CEO and director, Benjamin W. Mossman.  Mr. Mossman offered to surrender the Cancelled Options to the Corporation in order to free up additional authorized capital needed to facilitate the closing of a 4,363,833 unit private placement on July 31, 2020 (the “Completed Financing”). Mr. Mossman’s offer was made subject to the condition that once the Corporation’s authorized capital has been increased, or sufficient authorized capital becomes otherwise available, the Corporation shall grant Mr. Mossman new stock options to replace the Cancelled Options at a price and upon terms to be determined in accordance with, and subject to, applicable securities and stock exchange requirements. Replacement options cannot be issued until additional shares of common stock have been authorized that can then be reserved for issuance upon exercise of the replacement options.

The Cancelled Options had exercise prices ranging from CDN$0.70 to CDN$2.40 per share as follows:

Number of Optioned Shares	Exercise Price	Original Date of Grant	Expiry Date
461,284	CDN$0.70	Aug. 21, 2019	Aug. 21, 2024
100,000	CDN$1.00	Nov. 29, 2018	Nov. 29, 2023
263,100	CDN$1.20	Apr. 19, 2018	Apr. 19, 2023
58,660	CDN$2.00	Aug. 8, 2016	Aug. 8, 2021
214,254	CDN$2.40	Dec. 27, 2016	Dec. 27, 2021
1,097,298 Total

In the Completed Financing, the Corporation received gross proceeds of $3,272,875 through the sale of units (“Units”) at a price of $0.75 per Unit. Each Unit consisted of one share of common stock (a “Share”) and one-half of one warrant, and each whole warrant (a “Warrant”) is exercisable to buy one share of common stock at a price of $1.00 until July 31, 2022.

The Corporation has also committed to accept a further subscription from an existing arm’s length stockholder in the amount of $250,000 for Units to be issued on the same terms as Units were issued in the Completed Financing, subject to the receipt of approval from stockholders of this proposal to increase the Corporation’s authorized shares of common stock (the “Contemplated Financing”).

The Corporation plans to allocate the combined gross proceeds of the Completed Financing and the Contemplated Financing to (i) engineering and exploration on its Idaho-Maryland Gold Project ($2,722,875) and (ii) general working capital ($800,000). Although the Corporation intends to use the proceeds as indicated, the actual allocation of proceeds may vary from the uses set out above depending on future operations, events or opportunities.

Effects of the Increase in Authorized Common Stock

Following the filing of the Certificate of Amendment with the Nevada Secretary of State, the Corporation will have the authority to issue up to 400,000,000 shares of common stock.  These shares may be issued without stockholder approval in most cases, in the sole discretion of the Corporation’s board of directors, the exception being if the issuance of shares would result in a change of control. The authorized and unissued shares may be used for cash, to acquire property or for any other purpose that is deemed to be in the best interests of the Corporation.

Upon issuance, the additional shares of authorized common stock would have rights identical to the currently outstanding shares of common stock.  Adoption of the amendment to the Corporation’s Articles of Incorporation would not, except in connection with the Contemplated Financing, have any immediate dilutive effect on the proportionate voting power of the Corporation’s existing stockholders.  However, as is true for any shares presently authorized but unissued, the future issuance of common stock authorized by the amendment may decrease existing stockholders’ percentage equity ownership and thereby dilute the voting power and ownership of our existing stockholders, and, depending on the amount of consideration received in connection with the issuance, could also reduce stockholders’ equity on a per-share basis. Current stockholders have no preemptive or similar right, which means current stockholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate equity ownership of the Corporation.

Future sales of substantial amounts of common stock, or the perception that these sales might occur, could also potentially adversely affect the prevailing market price of the common stock or limit the Corporation’s ability to raise additional capital.

Although the proposed increase in authorized common stock was not made with the intention of using the additional shares for anti-takeover purposes, the Corporation would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Corporation. The additional authorized shares could be used to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders, for example, by permitting issuances that would dilute the share ownership of a person seeking to effect a change in the composition of the Board or management of the Corporation or contemplating a tender offer or other transaction for the combination of the Corporation with another company. The newly available authorized shares thus may have the potential to limit the opportunity for stockholders to dispose of their shares at a premium. The increase in authorized common stock may have the effect of permitting current management, including the current Board of Directors, to retain its position and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Corporation’s business. However, the Board is not aware of any attempt to take control of the Corporation and the Board has not approved the increase in authorized shares of common stock with the intent that it be utilized as a type of anti-takeover device. Moreover, the Corporation currently has no anti-takeover provisions in its Articles of Incorporation or Bylaws and has no plans to subsequently implement additional measures having anti-takeover effects.

Item 12.  Modification or Exchange of Securities

Not applicable.

Item 13.  Financial and Other Information.

Not applicable.

Item 14.  Mergers, Consolidations, Acquisitions and Similar Matters.

Not applicable.

Item 15.  Acquisition or Disposition of Property.

Not applicable.

Item 16.  Restatement of Accounts.

Not applicable.

Item 17.  Action with Respect to Reports.

Not applicable.

Item 18.  Matters Not Required to be Submitted.

Not applicable.

Item 19.  Amendment of Charter, Bylaws or Other Documents.

See “Item 11. Authorization or Issuance of Securities Otherwise than for Exchange.”

Item 20.  Other Proposed Action.

Not applicable.

Item 21.  Voting Procedures.

See the “Voting of Shares and Exercise of Discretion of Proxies” and “Particulars of Matters to Be Acted Upon” sections in the Information Circular.

Item 22.  Information Required in Investment Company Proxy Statement

Not applicable.

Item 23.  Delivery of Documents to Security Holders Sharing an Address.

Not applicable.

Item 24.  Shareholder Approval of Executive Compensation.

Not applicable.

Item 25.  Exhibits.

Not applicable.

RISE GOLD CORP.

Suite 650 – 669 Howe Street

Vancouver, BC V6C 0B4

T: 604.260.4577

INFORMATION CIRCULAR

August ___th, 2020

INTRODUCTION

This information circular (this “Information Circular”) accompanies the notice of special meeting of stockholders (the “Notice”) of Rise Gold Corp. (the “Corporation”) and is being furnished to the holders of common stock (each, a “Share”) of the Corporation in connection with the solicitation by the management of the Corporation of proxies to be voted at the special meeting (the “Meeting”) of stockholders to be held at 10:00 a.m. (Vancouver time) on Friday, September 18, 2020 at Suite 650 – 669 Howe Street, Vancouver, British Columbia, V6C 0B4 or at any adjournment or postponement thereof.

In this Information Circular, unless otherwise indicated, all dollar amounts are expressed in United States dollars and all references to $ are to United States dollars.

SOLICITATION OF PROXIES

The solicitation will be made by mail and may also be supplemented by telephone or other personal contact to be made without special compensation by directors, officers and employees of the Corporation. The Corporation will bear the cost of this solicitation. The Corporation will not reimburse stockholders, nominees or agents for the cost incurred in obtaining authorization from their principals to execute forms of proxy, except that the Corporation has requested brokers and nominees who hold stock in their respective names to furnish this Information Circular and related proxy material to their customers, and the Corporation will reimburse such brokers and nominees for their related out-of-pocket expenses.

APPOINTMENT AND REVOCATION OF PROXY

Registered Stockholders

Registered stockholders may vote their Shares by attending the Meeting in person or by proxy. Registered stockholders should deliver their completed proxies to Capital Transfer Agency Inc., 390 Bay Street, Suite 920, Toronto, ON M5H 2Y2 (by mail, telephone or Internet according to the instructions on the proxy), not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting, otherwise they will not be entitled to vote at the Meeting by proxy. The persons named in the accompanying proxy (the “Designated Persons”) are directors and officers of the Corporation and are proxyholders nominated by management. A stockholder has the right to appoint a person other than the Designated Persons named in the proxy to represent them at the Meeting. To exercise this right, a stockholder must insert the name of its nominee in the blank space provided. A person appointed as a proxyholder need not be a stockholder of the Corporation.

A registered stockholder may revoke a proxy by:

(a)signing a proxy with a later date and delivering it at the place and within the time noted above;

(b)signing and dating a written notice of revocation (in the same manner as the proxy is required to be executed, as set out in the notes to the proxy) and delivering it to the Corporation at the address set forth above at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof at which the proxy is to be used, or to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof; or

(c)in any other manner provided by law.

Beneficial Stockholders

The information set forth in this section is of significant importance to many stockholders, as many stockholders do not hold their Shares in their own name. Stockholders holding their Shares through banks, trust companies, securities dealers or brokers, trustees or administrators of RRSPs, RRIFs, RESPs and similar plans or other persons (any one of which is herein referred to as an “Intermediary”) or otherwise not in their own name (such stockholders herein referred to as “Beneficial Stockholders”) should note that only proxies deposited by stockholders appearing on the records maintained by the Corporation’s transfer agent as registered stockholders will be recognized and allowed to vote at the Meeting. If a stockholder’s Shares are listed in an account statement provided to the stockholder by a broker, in all likelihood those Shares are not registered in the stockholder’s name and that stockholder is a Beneficial Stockholder. Such Shares are most likely registered in the name of the stockholder’s broker or an agent of that broker. In Canada, the vast majority of such Shares are registered under the name of CDS & Co., the registration name for The Canadian Depository for Securities (which acts as nominee for many Canadian brokerage firms), and in the United States, the vast majority of such Shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks). Shares held by brokers (or their agents or nominees) on behalf of a broker’s client can only be voted at the Meeting at the direction of the Beneficial Stockholder. Beneficial Stockholders should ensure that instructions respecting the voting of their Shares are communicated to the appropriate party well in advance of the Meeting.

Applicable regulatory policies require Intermediaries to seek voting instructions from Beneficial Stockholders in advance of stockholders’ meetings. In accordance with the requirements of National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer, the Corporation will distribute the Meeting materials to Intermediaries and clearing agencies for onward distribution to non-registered holders. The Corporation does not intend to pay Intermediaries to forward the Meeting materials if the non-registered holders have provided instructions to their Intermediary that they object to the Intermediary disclosing ownership information about the non-registered holders. In this case, such non-registered holder will not receive the Meeting materials if the Intermediary does not assume the cost of delivery. Each Intermediary has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Stockholders in order to ensure that their Shares are voted at the Meeting.

Intermediaries are required to forward the Meeting materials to non-registered holders unless a non-registered holder has waived the right to receive Meeting materials. Generally, non-registered holders who have not waived the right to receive Meeting materials will be sent a voting instruction form which must be completed, signed and returned by the non-registered holder in accordance with the Intermediary’s directions on the voting instruction form. Intermediaries often use service companies to forward the Meeting materials to non-registered holders. Most brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge typically supplies a voting instruction form, mails those forms to Beneficial Shareholders and asks those Beneficial Stockholders to return the forms to Broadridge or follow specific telephone or other voting procedures. Broadridge then tabulates the results of all instructions received by it and provides appropriate instructions respecting the voting of common shares at the Meeting. A Beneficial Stockholder receiving a voting instruction form from Broadridge cannot use that form to vote common shares directly at the Meeting. Instead, the voting instruction form must be returned to Broadridge or the alternate voting procedures must be completed well in advance of the Meeting in order to ensure that such Shares are voted.

In some cases, Beneficial Stockholders will instead be given a proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which is restricted as to the number of common shares beneficially owned by the Beneficial Stockholder but which is otherwise not completed. This form of proxy does not need to be signed by the Beneficial Stockholder, but, to be used at the Meeting, needs to be properly completed and deposited with Capital Transfer Agency Inc.

The purpose of these procedures is to permit Beneficial Stockholders to direct the voting of the Shares which they beneficially own. Beneficial Stockholders should follow the procedures set out on the voting instruction form or form of proxy they receive. Should a Beneficial Stockholder who receives one of the above forms wish to attend and vote at the Meeting in person (or have someone else attend and vote on their behalf), the Beneficial Stockholder should strike out the names of the persons named in the form and insert the Beneficial Stockholder’s (or such other person’s) name in the blank space provided.  In either case, Beneficial Stockholders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or voting instruction form is to be delivered.

VOTING OF SHARES AND EXERCISE OF DISCRETION OF PROXIES

The Shares represented by a proxy will be voted or withheld from voting in accordance with the instructions of the stockholder on any ballot that may be called for and if the stockholder specifies a choice with respect to any matter to be acted upon, the Shares will be voted accordingly.

IF NO CHOICE IS SPECIFIED IN A PROXY WITH RESPECT TO A MATTER TO BE ACTED UPON, THE PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO THAT MATTER UPON THE DESIGNATED PERSONS NAMED IN THE PROXY. IT IS INTENDED THAT THE DESIGNATED PERSONS WILL VOTE THE SHARES REPRESENTED BY THE PROXY IN FAVOUR OF EACH MATTER IDENTIFIED IN THE PROXY.

If any amendments or variations to such matters, or any other matters, are properly brought before the Meeting, the proxyholder, if a nominee of management, will exercise its discretion and vote on such matters in accordance with its best judgment. At the time of printing this Information Circular, management of the Corporation is not aware that any amendments or variations to existing matters or new matters are to be presented for action at the Meeting.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed in the “Item 11. Authorization or Issuance of Securities Otherwise than for Exchange” section in the Schedule 14A Information included as part of this proxy circular, the Corporation is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of any of the following persons in the matter to be acted upon at the Meeting:

(a)each person who has been a director or executive officer of the Corporation at any time since the beginning of the Corporation’s last financial year; and

(b)each associate or affiliate of any of the foregoing.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The authorized capital of the Corporation consists of 40,000,000 Shares, $0.001 par value. As of the record date, determined by the Corporation’s board of directors (the “Board”) to be the close of business on August 10, 2020 (the “Record Date”), a total of 26,436,965 Shares were issued and outstanding. All Shares are of the same class and each carries the right to one vote. Only those stockholders of record on the Record Date are entitled to attend and vote at the Meeting.

To the knowledge of the directors and executive officers of the Corporation, the following persons or companies beneficially own, or control or direct, directly or indirectly, voting securities carrying 10% or more of the voting rights attached to any class of voting securities of the Corporation:

Name	No. of Common Shares Owned	Percentage of Class(1)
Meridian Jerritt Canyon Corp.	2,754,973	10.42%
Southern Arc Minerals Inc.	2,750,000	10.40%

(1)The percentage is determined based on the number of the Corporation’s outstanding common shares as of the Record Date.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as otherwise disclosed herein, no:

(a)director, proposed director or executive officer of the Corporation;

(b)person or company who beneficially owns, or controls or directs, directly or indirectly, voting securities of the Corporation or a combination of both, carrying more than 10% of the voting rights attached to all outstanding voting securities of the Corporation;

(c)associate or affiliate of any of the foregoing person or company; and

(d)director or executive officer of the foregoing person or company,

has had any material interest, direct or indirect, in any transaction since the commencement of the Corporation’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Corporation, except for any interest arising from the ownership of securities of the Corporation where such person or company receives no extra or special benefit or advantage not shared on a proportionate basis by all holders of the same class of securities.

AUDITOR OF THE CORPORATION

Davidson & Company LLP, Chartered Professional Accountants, is the auditor of the Corporation until the next annual meeting of stockholders.

MANAGEMENT CONTRACTS

There are no management functions of the Corporation which are to any substantial degree performed by a person or company other than the directors or executive officers (or private companies controlled by them, either directly or indirectly) of the Corporation.

PARTICULARS OF MATTERS TO BE ACTED UPON

Increase of Authorized Capital

The sole purpose of the Meeting is to increase the authorized capital of the Corporation from 40,000,000 Shares with a par value of $0.001 per Share to 400,000,000 Shares with a par value of $0.001 per Share.  The increase in authorized capital is necessary in order for the Corporation to, among other things, continue to raise capital in order to execute its business plan and finance its activities.

The text of the resolution to be passed is:

BE IT RESOLVED, AS AN ORDINARY RESOLUTION, THAT:

(a)the Articles of Incorporation of the Corporation be amended to increase the authorized capital stock of the Corporation from 40,000,000 shares of common stock with a par value of $0.001 per share to 400,000,000 shares of common stock with a par value of $0.001 per share.

The Corporation was incorporated in the state of Nevada under the Nevada Revised Statutes (“NRS”).  The NRS requires that the vote be passed by a “majority of the voting power” of the Corporation, which encompasses all of the issued and outstanding share capital of the Corporation.  This means that at least 50% of all issued and outstanding Shares of the Corporation must vote to approve the resolution.

For more information, please see the “Item 11.  Authorization or Issuance of Securities Otherwise than for Exchange” section in the Schedule 14A Information included as part of this proxy circular.

ADDITIONAL INFORMATION

Additional information with respect to the Corporation is available on the SEDAR website at www.sedar.com. Financial information is provided in the Corporation’s financial statements and management discussion and analysis for its most recently completed financial year, which are available on SEDAR.

DATED: August ______, 2020.

By Order of the Board of Directors of

RISE GOLD CORP.

Benjamin Mossman
Chief Executive Officer

RISE GOLD CORP.

PROXY

FOR USE AT THE

SPECIAL MEETING OF STOCKHOLDERS

SEPTEMBER 18, 2020

This proxy is solicited on behalf of the management of Rise Gold Corp. (the “Corporation”). The undersigned, being a stockholder of the Corporation hereby appoints, Benjamin W. Mossman, President and Chief Executive Officer of the Corporation, or failing him, Vince Boon, Chief Financial Officer and Treasurer of the Corporation, or instead of either of them, _____________________________________________________, as proxyholder for and on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the annual meeting of the stockholders of the Corporation to be held on September 18, 2020 (the “Meeting”), and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the Meeting or such adjournment or postponement thereof. The undersigned hereby directs the proxyholder to vote the securities of the Corporation recorded in the name of the undersigned as specified herein.

FOR□ AGAINST□ ABSTAIN□

To approve an amendment to the Corporation’s Articles of Incorporation to increase the authorized number of shares of common stock from 40,000,000 shares of common stock with a par value of $0.001 per share to 400,000,000 shares of common stock with a par value of $0.001 per share.

If any amendments or variations to the matters referred to above or to any other matters identified in the notice of meeting are proposed at the Meeting or any adjournment or adjournments thereof, or if any other matters which are not now known to management should properly come before the Meeting or any adjournment or adjournments thereof, this proxy confers discretionary authority on the person voting the proxy to vote on such amendments or variations or such other matters in accordance with the best judgment of such person. To be valid, this proxy must be received by the Corporation’s transfer agent, Capital Transfer Agency ULC, 390 Bay Street, Suite 920, Toronto, Ontario, M5H 2Y2, Fax Number: 416.350.5008, not later than 48 hours, excluding Saturdays, Sundays and statutory holidays in the City of Toronto, Ontario, prior to the Meeting or any adjournment thereof.  Late proxies may be accepted or rejected by the Chairman of the Meeting in his discretion, and the Chairman is under no obligation to accept or reject any particular late proxy.

DATED this   day of                            , 202_.

Online Voting InstructionsSignature of Stockholder

(See Reverse)

Name of Stockholder (Please Print)

Number of Shares Held

NOTES AND INSTRUCTIONS

THIS PROXY IS SOLICITED BY MANAGEMENT OF THE CORPORATION.

1.The shares represented by this proxy will be voted.  Where a choice is specified, the proxy will be voted as directed.  Where no choice is specified, this proxy will be voted in favour of the matters listed on the proxy. The proxy confers discretionary authority on the above named person to vote in his or her discretion with respect to amendments or variations to the matters identified in the notice of meeting accompanying the proxy or such other matters which may properly come before the Meeting.

2.Each stockholder has the right to appoint a person other than management designees specified above to represent them at the Meeting. Such right may be exercised by inserting in the space provided the name of the person to be appointed, who need not be a stockholder of the Corporation.

3.Each stockholder must sign this proxy. Please date the proxy. If the stockholder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized.

4.If the proxy is not dated in the space provided, it is deemed to bear the date of its mailing to the stockholders of the Corporation.

5.If the stockholder appoints any of the persons designated above, including persons other than Management Designees, as proxy to attend and act at the Meeting:

(a) the shares represented by the proxy will be voted in accordance with the instructions of the stockholder on any ballot that may be called for;

(b) where the stockholder specifies a choice in the proxy with respect to any matter to be acted upon, the shares represented by the proxy shall be voted accordingly; and

(c)IF NO CHOICE IS SPECIFIED WITH RESPECT TO THE MATTERS LISTED ABOVE, THE PROXY WILL BE VOTED FOR SUCH MATTERS.